<Letterhead of Parsons Behle & Latimer appears here>


 201 South Main Street                             Scott Carpenter
 Suite 1800                                        Attorney at Law
 Salt Lake City, Utah
 84111-2218
 Post Office Box 45898
 Salt Lake City, Utah
 84145-0898
 Telephone 801-532-1234
 Facsimile 801-536-8111

                          April 21, 1999

 VIA FACSIMILE

 Ms. Tajunnisah Owesh
 Ohoud F. Sharbatly
 Khaled A. Almubarak
 Mohammad A. Al-Quaiz
 Abdulaziz A. Kamel (Urban)
 Yasser M. Zaidan
 Urban Development Est.
 Gibraltor Worldwide, Inc.
 Abdulwahhab A. Abdulwasea
 c/o SCOTT KOCH
 CARDINAL CAPITAL MANAGEMENT, INC.
 3340 Peachtree Rd. N.E., Suite 620
 Atlanta, Georgia  30326

    Re:  WordCruncher Series A Preferred Stock Purchase Agreement

 Dear Mr. Koch:

      We have been retained by WordCruncher Internet Technologies, Inc. (the "Company") to assist it in the preparation and filing of the registration statement contemplated by the Series A Preferred Stock Purchase Agreement dated February 8, 1999 by and among the Company and certain investors (the "Agreement"). The Company has made substantial progress towards the filing of the registration statement, and I will send you a draft copy for your review in the next few days. I would appreciate it if you would review the draft carefully to make sure the descriptions of the persons who acquired the Series A Preferred Stock (the "Stockholders") and the description of the terms of the Agreement, the Series A Preferred Stock and the warrants the Stockholders acquired in connection with their Series A Preferred Stock reflect the Stockholders' understanding of those items.

     In particular, we would like the Stockholders to confirm the description of the Agreement and the fact that, after their acquisition of the 6,300 shares of the Series A Preferred Stock in February and March, the Company has no obligation to sell additional shares of the Series A Preferred Stock to the Stockholders, and the Stockholders have no further obligation to buy additional shares of Series A Preferred Stock from the Company. Essentially, we are asking the Stockholders to confirm that their investment in the Series A Preferred Stock under the terms of the Agreement is complete. Since the Agreement speaks in terms of the Stockholders' ability to acquire up to 15,000 shares of Series A Preferred Stock and the Company's obligation to sell up to that number of shares, I want to make sure all of the parties agree that the Company's offering of the Series A Preferred Stock under the Agreement is complete. I would appreciate it if each of the Stockholders would execute this letter in the spaces provided below to confirm their agreement to the foregoing.

      These signatures will be deemed to amend the Agreement as contemplated herein and evidence their willingness to execute any additional instruments which may be reasonably necessary to effect these amendments.

      If you have any questions regarding this matter, please feel free to call me or Michael J. Ziouras, another attorney with the firm, at the number listed above or you may call Ken Bell at the Company number (801) 816-9904.
                                        Sincerely,

                                        /s/ Scott R. Carpenter

                                        Scott R. Carpenter

 SERIES A PREFERRED STOCKHOLDERS

 /s/ Tajunnisah Owesh
 -----------------------------
 Ms. Tajunnisah Owesh
 Dated: 5/27/99

 /s/ Ohoud F. Sharbatly
 -----------------------------
 Ohoud F. Sharbatly
 Dated: 5/20/99

 /s/ Khaled A. Almubarak
 -----------------------------
 Khaled A. Almubarak
 Dated: April 21, 1999

 Mohammad A. Al-Quaiz
 -----------------------------
 Mohammad A. Al-Quaiz
 Dated: 5-22-99

 /s/ Abdulwahhab A. Abdulwasea
 ------------------------------
 Abdulwahhab A. Abdulwasea
 Dated: 5/22/99

 /s/ Yasser M. Zaidan
 ------------------------------
 Yasser M. Zaidan
 Dated: 5/20/99

 Urban Development Est.

 By: /s/ Abdulaziz A. Kamel
    -----------------------------
 Its:
 Dated:




 Gibraltor Worldwide, Inc.

 By: /s/Tariqdahlawi
    ----------------------------
 Its: Director
 Dated: May 22, 1999